COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Leases

The Company entered into several operating lease agreements for facilities and equipment. Terms of certain lease arrangements include renewal options, escalation clauses, payment of executory costs such as real estate taxes, insurance and common area maintenance.

In November 2006, the Company amended its facility lease to include additional space through 2010. The amendment for the additional space contains terms similar to the terms of the existing facility lease, including escalation clauses.

In November 2009, the Company amended its facility lease to eliminate excess space. The amendment contains terms similar to the terms of the existing facility lease, including escalation clauses.

In February 2010, the Company amended its facility lease to extend the term of the lease until January 2013.

In August 2011, the Company amended its facility lease to eliminate excess space. The amendment contains terms similar to the terms of the existing facility lease, including escalation clauses.

Approximate annual future minimum lease obligations under non cancelable operating lease agreements as of December 31, 2011 are as follows:

Year ending December 31,
2012	$66,906
2013	5,589
Total	$72,495

Rent expense was $126,829 and $139,160 for the years ended December 31, 2011 and 2010, respectively and $1,889,339 for the cumulative period from August 12, 1999 (date of inception) to December 31, 2011.

During 2005, the Company was provided with a tenant improvement allowance of $60,150 towards its improvements. The Company has recorded the tenant-funded improvements and the related deferred rent in its consolidated balance sheets. The deferred rent is being amortized as a reduction to rent expense over the remaining life of the original lease.

Royalty Payments

The Company is obligated to pay royalties on commercial sales of certain products that may be developed and sold under various licenses and agreements that have been obtained by the Company.

The Company has entered into various licensing agreements, which include the potential for royalty payments, as follows:

William Beaumont Hospital

In June 2000, the Company entered into an exclusive license agreement to use certain patents for the life of the patents in future projects. The patents expire in 2015. In addition to a payment of $55,000 the Company made to acquire the license, the Company is required to pay an annual license fee of $10,000 and royalties ranging from 2% to 4% of net sales of products that are covered by the patents. In order to maintain the exclusive license rights, the agreement also calls for a minimum annual royalty threshold. The minimum royalty threshold was $200,000 for 2011 and $200,000 for 2010. This minimum royalty threshold will remain $200,000 for 2012 and thereafter. As of December 31, 2011, the Company has not made any payments other than the initial payment to acquire the license. At December 31, 2011 and 2010, the Company’s liability under this agreement was $1,540,204 and $1,090,000, respectively, which is reflected as a component of accrued expenses on the consolidated balance sheets (see Note 5). During the year ended December 31, 2011 and 2010, the Company incurred expenses of $210,000, $210,000, and $1,540,204 from August 12, 1999 (date of inception) to December 31, 2011. The Company has accrued interest for the past due commitment at 2% over the prime rate per the terms of the agreement. The Company has included $240,204 in accrued expenses as of December 31, 2011.

Approximate annual future minimum obligations under this agreement as of December 31, 2011 are as follows:

Year Ending December 31,

2012	$210,000
2013	210,000
2014	210,000
2015	210,000
Total	$840,000

Contingency for Registration of the Company’s common stock

The Company believes that it may have issued options to purchase common stock to certain of its employees, directors and consultants in California in violation of the registration or qualification provisions of applicable California securities laws. As a result, the Company intends to make a rescission offer to these persons. The Company will make this offer to all persons who have a continuing right to rescission, which it believes to include two persons. In the rescission offer, in accordance with California law, the Company will offer to repurchase all unexercised options issued to these persons at 77% of the option exercise price multiplied by the number of option shares, plus interest at the rate of 7% from the date the options were granted. Based upon the number of options that were subject to rescission as of December 31, 2009, assuming that all such options are tendered in the rescission offer, the Company estimated that its total rescission liability would be up to approximately $371,000. However, as the Company believes there is only a remote likelihood the rescission offer will be accepted by any of these persons in an amount that would result in a material expenditure by the Company, no liability was recorded as of December 31, 2011 or 2010.

Litigation

The Company is subject to other legal proceedings that arise in the ordinary course of business. In the opinion of management, as of December 31, 2011, the amount of ultimate liability with respect to such matters, if any, in excess of applicable insurance coverage, is not likely to have a material impact on the Company’s business, financial position, consolidated results of operations or liquidity. However, as the outcome of litigation and other claims is difficult to predict significant changes in the estimated exposures could exist.